Exhibit 99.2
Q3’24 Earnings Report November 7, 2024 | Nasdaq: COLL

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements related to our full-year 2024 financial guidance, including projected product revenue, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for our products and our assumptions related thereto, expectations (financial or otherwise) and intentions, and other statements that are not historical facts. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations, including risks relating to, among others: unknown liabilities; risks related to future opportunities and plans for our products, including uncertainty of the expected financial performance of such products; our ability to commercialize and grow sales of our products; our ability to successfully integrate the operations of Ironshore Therapeutics, Inc. (“Ironshore”) into our organization, and realize the anticipated benefits associated with the acquisition; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to maintain regulatory approval of our products, and any related restrictions, limitations, and/or warnings in the label of our products; the size of the markets for our products, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement or other litigation that may be brought by or against us; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency, or DEA, compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non-GAAP financial measures. We believe the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide analysts, investors, lenders, and other third parties with insights into how we evaluate normal operational activities, including our ability to generate cash from operations, on a comparable year-over-year basis and manage our budgeting and forecasting. In addition, certain non-GAAP financial measures, primarily Adjusted EBITDA, are used to measure performance when determining components of annual compensation for substantially all non-sales force employees, including senior management. In this presentation, we discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis. Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock-based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. There are several limitations related to the use of adjusted EBITDA rather than net income or loss, which is the nearest GAAP equivalent, such as: • adjusted EBITDA excludes depreciation and amortization, and, although these are non-cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs; • adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes; • adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; • we exclude stock-based compensation expense from adjusted EBITDA although: (i) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy; and (ii) if we did not pay out a portion of our compensation in the form of stock-based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position; • we exclude impairment expenses from adjusted EBITDA and, although these are non-cash expenses, the asset(s) being impaired may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • we exclude restructuring expenses from adjusted EBITDA. Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions. The amount and/or frequency of these restructuring expenses are not part of our underlying business; • we exclude litigation settlements from adjusted EBITDA, as well as any applicable income items or credit adjustments due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred; • we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business. Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee-related expenses (severance cost and benefits) for terminated employees after the acquisition, and miscellaneous other acquisition related expenses incurred; • we exclude recognition of the step-up basis in inventory from acquisitions (i.e., the adjustment to record inventory from historic cost to fair value at acquisition) as the adjustment does not reflect the ongoing expense associated with sale of our products as part of our underlying business; • we exclude losses on extinguishments of debt as these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis; and • we exclude other expenses, from time to time, that are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis. Adjusted Operating Expenses Adjusted operating expenses is a non-GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock-based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted Net Income and Adjusted Earnings Per Share Adjusted net income is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude significant income and expense items that are non-cash or not indicative of ongoing operations, including consideration of the tax effect of the adjustments. Adjusted earnings per share is a non-GAAP financial measure that represents adjusted net income per share. Adjusted weighted-average shares - diluted is calculated in accordance with the treasury stock, if-converted, or contingently issuable accounting methods, depending on the nature of the security. Reconciliations of adjusted EBITDA, adjusted operating expenses, adjusted net income, and adjusted earnings per share to the most directly comparable GAAP financial measures are included in this presentation. The Company has not provided a reconciliation of its full-year 2024 guidance for adjusted EBITDA or adjusted operating expenses to the most directly comparable forward-looking GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock-based compensation expense, acquisition related expense and litigation settlements. These items are uncertain and depend on various factors that are outside of the Company’s control or cannot be reasonably predicted. While the Company is unable to address the probable significance of these items, they could have a material impact on GAAP net income and operating expenses for the guidance period. A reconciliation of adjusted EBITDA or adjusted operating expenses would imply a degree of precision and certainty as to these future items that does not exist and could be confusing to investors.

Business Update Michael Heffernan, Chairman, Interim President & Chief Executive Officer

Healthier people. Stronger communities. Mission Driven Building a leading, diversified specialty pharmaceutical company committed to improving the lives of people living with serious medical conditions. Doing Good As We Do Well Partnering with organizations driving equitable access to STEM education in underserved communities to support the next generation of scientists. Committed To Environmental, Social And Governance (ESG) Initiatives Operating with integrity, accountability and responsibility and investing in the long-term sustainability of our business and the health of our broader communities. 4 Read our ESG report at collegiumpharma.com.

Integrating and Maximizing Jornay PM Building a Leading, Diversified Specialty Pharmaceutical Company Maximize Pain Portfolio 5 • Conduct disciplined business development focused on commercial-stage, durable assets • Pay down debt • Opportunistically repurchase shares Capital Deployment Priorities Record Q3’24 Pain Portfolio Net Revenue $136.7M $151.3M Q3'23 Q3'24 +11% DELIVER ON FINANCIAL COMMITMENTS STRATEGICALLY DEPLOY CAPITAL >$100M in Jornay PM net revenue expected in 2024

Vikram Karnani Appointed as CEO 6 EVP, President, Global Commercial Operations and Medical Affairs responsible for leading Amgen’s Rare Disease business Nearly a decade at Horizon Therapeutics holding numerous leadership roles across the organization including EVP, President, Global Commercial and Medical Affairs Leadership roles in strategy and business development at Fresenius Kabi, including VP, Therapeutics and Cell Therapy Proven Industry Leader with Extensive Experience Growing Commercial Biopharmaceutical Businesses

1. This financial data was provided by Collegium in its Form 8-K and/or its Form 10-Q filed with the SEC on November 7, 2024. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 3. IQVIA NPA through September 2024. Recent Business Highlights 7 Delivered strong Q3’24 financial performance1 • Record product revenues, net: $159.3M, up 17% YoY • Adjusted operating expenses: $34.8M, up 23% YoY2 • Record adjusted EBITDA: $105.1M, up 18% YoY2 Generated momentum in the pain portfolio • Grew Q3’24 Belbuca® prescriptions 3.5% YoY and 2.6% QoQ3 ; generated record Belbuca revenue of $53.2M, up 17% YoY • Delivered record Xtampza® ER revenue of $49.5 million, up 24% year-over-year • Achieved new payor wins for Belbuca and Xtampza ER which are expected to support revenue growth in 2025 Executing on Ironshore Integration • Closed acquisition of Ironshore Therapeutics establishing Collegium’s presence in neurology (ADHD) and diversifying portfolio • Integrating Jornay PM® into commercial portfolio; investing to maximize Jornay PM which is poised to become Collegium’s lead growth driver

Commercial Update Scott Dreyer, Executive Vice President & Chief Commercial Officer

9 Jornay PM Poised for Rapid Growth in the ADHD Market +5% CAGR in total ADHD prescriptions from 2019-2023 L ARGE AND E XPANDING ADHD MARKET STRONG AND GROWING PRESCRIBER BASE 1 SIGNIFICANT GROW TH IN JORNAY PM PRESCRIPTIONS 2 A C C E L E R AT I O N I N A V E R A G E W E E K LY P R E S C R I P T I O N S D U R I N G “ B A C K - T O - S C H O O L” S E A S O N 3 11,400 13,500 1. IQVIA Xponent through September 2024; approximate quarterly prescriber counts. July October 2. IQVIA NPA through September 2024. 3. IQVIA RAPID through October 25, 2024. 15.7K 17.0K 18.1K 19.3K 20.7K 21.4K 22.6K Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 +25% +18% 310K 490K 2022 2023 +58% +31.2% Year-over-year growth in Q3’24 YTD

#1 highest rated branded ER opioid in terms of product differentiation and favorability3 74% of surveyed target HCPs plan to increase prescribing3 S T R O N G B R A N D F U N D A M E N TA L S 10 Well Positioned to Grow Belbuca Prescriptions and Revenue in 2024 1. IQVIA RAPID through October 25, 2024. 2. IQVIA NPA through September 2024. 3. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022. Increasing momentum for Belbuca in Q3’24 A C C E L E R AT I O N I N A V E R A G E W E E K LY P R E S C R I P T I O N S 1 +3.5% YoY growth in Belbuca prescriptions in Q3’242 Reinforce clinical differentiation Pull through strong commercial access position Expand Medicare Part D coverage C O M M E R C I A L P R I O R I T I E S 9K 9.1K 9.3K 9.6K Q1'24 Q2'24 Q3'24 Q4'24 QTD +6.7%

#1 highest rated ER oxycodone in terms of product differentiation and favorability1 48% of surveyed target HCPs plan to increase prescribing, while 60% plan to decrease prescribing of OxyContin1 Strong market access coverage across all payor types, commercial and Medicare Part D S T R O N G B R A N D F U N D A M E N TA L S & M A R K E T A C C E S S P O S I T I O N 11 Xtampza ER Poised to Grow Revenue in 2024 S U C C E S S F U L LY M A N A G I N G G T N 50.8% GtN in Q3’24 Reinforce clinical differentiation Pull through strong commercial and Medicare Part D access positions Expand coverage and enhance profitability by managing GtN C O M M E R C I A L P R I O R I T I E S 1. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022. Xtampza ER GtN expected to be ~55% in 2024

12 Pain Portfolio Contracting Strategy Fuels Revenue Growth Belbuca and Xtampza ER added to formulary representing ~8M commercial and ~2M Medicare Part D covered lives A C H I E V E B R O A D C O V E R A G E E N H A N C E P R O F I TA B I L I T Y Belbuca and Xtampza ER removed from formulary with no rebate in Medicare Part D plan representing ~8M covered lives Expanded coverage and profitability improvement to support revenue growth in 2025

Financial Highlights Colleen Tupper, Executive Vice President & Chief Financial Officer

14 Q3’24 Financial Highlights1 1. This financial data was provided by Collegium in its Form 8-K and/or its Form 10-Q filed with the SEC on November 7, 2024. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. $136.7M $159.3M Q3'23 Q3'24 Record Product Revenues, Net $28.3M $34.8M Q3'23 Q3'24 Adjusted Operating Expenses2 $89.4M $105.1M Q3'23 Q3'24 Record Adjusted EBITDA2 +17% +23% +18%

$367.0M $395.0 – 405.0M 2023 2024E $123.6M $150.0 – 155.0M 2023 2024E $566.8M $620.0 – 635.0M 2023 2024E Reaffirming 2024 Financial Guidance1 15 Product Revenues, Net Adjusted Operating Expenses3 Adjusted EBITDA3 1. This financial data was provided by Collegium in its press release filed with the SEC on November 7, 2024. 2. This financial data is calculated based on data provided by Collegium in its press release filed with the SEC on November 7, 2024, and represents the percent change of the mid-point of 2024 financial guidance ranges compared to 2023 results. 3. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. +11%2 +23%2 +9%2

1. Details regarding the Pharmakon term-loan debt amortization schedule were provided by Collegium on Form 8-K filed with the SEC on July 29, 2024. 2. Adjusted EBITDA is a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 2024 net debt/adjusted EBITDA is calculated based on Collegium’s forecast of net debt at year-end 2024, compared to the mid-point of the 2024 guidance ranges provided by Collegium in its press release and/or 10-Q filed with the SEC on November 7, 2024. This financial data assumes no additional debt is incurred. 3. This financial data is calculated from data provided by Collegium in its Form 10-Q filed with the SEC on November 7, 2024 and Annual Report on Form 10-K filed with the SEC on February 22, 2024. Disciplined Capital Deployment 16 Pay Down Debt • New 5-year $646M Pharmakon term loan at reduced cost of capital; interest rate lowered by 300 bps, longer term, lower amortization, and increased prepayment flexibility1 • At year end, expect net leverage to be <2.0x based on estimated 2024 pro forma combined adjusted EBITDA2 • Redeemed remaining $26.4M principal amount of 2.625% convertible senior notes due 2026; positively impacts full-year diluted EPS Leverage Share Repurchase Program • To date, returned $172M to shareholders by repurchasing 7.39 million shares at average price of $23.283 • $115M remaining under share repurchase program authorized by Board through Q2’25 Execute on Business Development • Strong track record of successful business development which added Nucynta Franchise and Belbuca to become leader in responsible pain management • Recent acquisition of Ironshore establishes commercial presence in neurology (ADHD), diversifies portfolio, and adds Jornay PM which is poised to become the lead growth driver

17 Creating Long-Term Value Through Operational Execution Creating value for shareholders by: ✓ Growing revenue ✓ Increasing profitability ✓ Generating strong cash flows ✓ Strategically deploying capital DELIVER ON Financial commitments of top- and bottom-line growth: • Achieve record revenue, adjusted EBITDA and net income • Generate record free cash flow STRATEGICALLY Deploy capital in a disciplined manner: • Expand commercial portfolio • Pay down debt • Opportunistically return value to shareholders through share repurchases EXECUTE ON Integration of Ironshore: • Integrate and maximize the full potential of Jornay PM • Establish a new therapeutic area of focus in neurology (ADHD)

Closing Remarks Michael Heffernan, Chairman, Interim President & Chief Executive Officer

Q&A

Non-GAAP Reconciliations

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA (in thousands) (unaudited) 21 GAAP net income $ 9,335 $ 20,634 $ 56,654 $ 16,215 Adjustments: Interest expense 18,394 20,768 51,320 64,058 Interest income (3,280) (4,538) (12,164) (11,312) Loss on extinguishment of debt 4,145 — 11,329 23,504 Provision for income taxes 6,245 8,149 24,645 12,808 Depreciation 946 835 2,815 2,547 Amortization 40,801 36,317 109,833 111,246 Stock-based compensation 7,317 7,027 24,804 20,134 Litigation settlements — — — 8,500 Recognition of step-up basis in inventory 1,301 198 1,301 15,116 CEO transition expense — — 3,051 — Acquisition related expenses 19,886 — 19,886 — Total adjustments $ 95,755 $ 68,756 $ 236,820 $ 246,601 Adjusted EBITDA $ 105,090 $ 89,390 $ 293,474 $ 262,816 2024 Three Months Ended September 30, 2023 Nine Months Ended September 30, 2024 2023

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses (in thousands) (unaudited) 22 GAAP operating expenses $ 61,955 $ 35,298 $ 147,272 $ 126,266 Adjustments: Stock-based compensation 7,317 7,027 24,804 20,134 Litigation settlements — — — 8,500 CEO transition expense — — 3,051 — Acquisition related expenses 19,886 — 19,886 — Total adjustments $ 27,203 $ 7,027 $ 47,741 $ 28,634 Adjusted operating expenses $ 34,752 $ 28,271 $ 99,531 $ 97,632 2024 2023 Three Months Ended September 30, Nine Months Ended September 30, 2024 2023

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income and Adjusted Earnings Per Share (in thousands, except share and per share amounts) (unaudited) (1) The income tax effect of the adjustments was calculated by applying our blended federal and state statutory rate to the items that have a tax effect. The blended federal and state statutory rate for the three months ended September 30, 2024 and 2023 were 28.1% and 25.6%, respectively; and the blended federal and state statutory rate for the nine months ended September 30, 2024 and 2023 were 27.1% and 25.6%, respectively. As such, the non-GAAP effective tax rates for the three months ended September 30, 2024 and 2023 were 27.9% and 24.7%, respectively; and the non-GAAP effective tax rates for the nine months ended September 30, 2024 and 2023 were 26.0% and 22.8%, respectively. (2) Adjusted weighted-average shares - diluted were calculated using the “if-converted” method for our convertible notes in accordance with ASC 260, Earnings per Share. As such, adjusted weighted-average shares – diluted includes shares related to the assumed conversion of our convertible notes and the associated cash interest expense added-back to non-GAAP adjusted net income. For the three months ended September 30, 2024 and 2023, adjusted weighted-average shares – diluted includes 6,606,305 and 7,509,104 shares, respectively, attributable to our convertible notes. For the nine months ended September 30, 2024 and 2023, adjusted weighted-average shares – diluted includes 6,606,305 and 6,530,392 shares, respectively, attributable to our convertible notes. In addition, adjusted earnings per share includes other potentially dilutive securities to the extent that they are not antidilutive. 23 GAAP net income $ 9,335 $ 20,634 $ 56,654 $ 16,215 Adjustments: Non-cash interest expense 1,681 2,124 5,065 6,672 Loss on extinguishment of debt 4,145 — 11,329 23,504 Amortization 40,801 36,317 109,833 111,246 Stock-based compensation 7,317 7,027 24,804 20,134 Litigation settlements — — — 8,500 Recognition of step-up basis in inventory 1,301 198 1,301 15,116 CEO transition expense — — 3,051 — Acquisition related expenses 19,886 — 19,886 — Income tax effect of above adjustments (1) (20,974) (11,300) (45,635) (42,274) Total adjustments $ 54,157 $ 34,366 $ 129,634 $ 142,898 Non-GAAP adjusted net income $ 63,492 $ 55,000 $ 186,288 $ 159,113 Adjusted weighted-average shares — diluted (2) 40,163,266 42,058,820 40,400,483 41,679,546 Adjusted earnings per share (2) $ 1.61 $ 1.34 $ 4.71 $ 3.91 Three Months Ended September 30, 2024 2023 Nine Months Ended September 30, 2024 2023